UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2024

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 West 44th Street,	New York,	New York	10036
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code (646) 536-2842

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	TTWO	NASDAQ Global Select Market
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities

On April 16, 2024 the Board of Directors of Take-Two Interactive Software, Inc. (the “Company”) approved a cost reduction program (the “Plan”) to identify efficiencies across its business and enhance the Company’s margin profile, while still investing for growth. As part of these efforts, the Company is rationalizing its pipeline and eliminating several projects in development and streamlining its organizational structure, which will eliminate headcount and reduce future hiring needs.

The Company estimates that it will incur approximately $160 million to $200 million in total charges in connection with the Plan. The Company expects $40 million to $60 million of the total charges to result in future cash expenditures. The total charge consists of approximately $120 million to $140 million related to title cancellations, approximately $25 million to $35 million associated with employee severance and employee-related costs, and approximately $15 million to $25 million related to office space reductions.

The Plan is expected to be largely complete by December 31, 2024 and will reduce the Company’s workforce by approximately 5%.

Item 7.01	Regulation FD Disclosure

The Company expects to achieve over $165 million of annual cost savings in connection with the Plan disclosed in Item 2.05 of this Current Report on Form 8-K, which includes reductions to its existing expense base and lowered projected expense growth for the coming years.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. We use words such as “anticipate,” “believe,” “expect,” “intend,” “estimate”, “plan”, “predict”, “seek”, “goal”, “will”, “may”, “likely”, “should”, “could” (and the negative of any of these terms), “future”, and similar expressions to identify forward-looking statements. In addition, any statements that refer to projections of our future financial performance, trends in our business, uncertain events and assumptions and other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements consist of, among other things, statements related to our business, operations and financial results, and our future financial performance, including our ability to achieve the expected cost savings in connection with the Plan described in this Form 8-K, and may include certain assumptions that underlie the forward-looking statements. These forward-looking statements are not guarantees of future performance and reflect management’s current expectations. Our actual results could differ materially from those discussed in the forward-looking statements. Factors that might cause or contribute to such differences include those described in Take-Two Interactive Software, Inc.’s Annual Report on Form 10-K, filed on May 26, 2023 and in its other filings. We assume no obligation to revise or update any forward-looking statement for any reason, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Registrant)

	By:	/s/ Matthew Breitman
Matthew Breitman
Senior Vice President, General Counsel Americas & Corporate Secretary

Date: April 16, 2024
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